Exhibit 77C
          Kemper Quantitative Equity Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-7373
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR                  534,616
                       WITHHELD               2,109

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR                  534,616
                       WITHHELD               2,109

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR                  534,177
                       WITHHELD               2,548

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR                  534,075
                       WITHHELD               2,650


























          Exhibit 77C
          Kemper Quantitative Equity Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-7373
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR                  534,616
                       WITHHELD               2,109

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR                  534,177
                       WITHHELD               2,548

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR                  534,088
                       WITHHELD               2,637

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR                  534,616
                       WITHHELD               2,109

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR                  533,877
                       WITHHELD               2,848


























          Exhibit 77C
          Kemper Quantitative Equity Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-7373
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR                  533,854
                       AGAINST                  248
                       ABSTAIN                2,613

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR                  530,721
                       AGAINST                6,004

          Item 6:  New Rule 12b-1 Distribution Plan

                   Class B Shares

                       Vote             Number
                       ----             -----------
                       FOR                  114,039
                       AGAINST                  747

                   Class C Shares

                       Vote             Number
                       ----             -----------
                       FOR                   81,001
                       AGAINST                1,647

          Item 7:  To approve changes in fundamental investment policies

                       Vote             Number
                       ----             -----------
                       FOR                  515,454
                       AGAINST                6,004